 Exhibit 99.2

	Second-Quarter 2016 Detailed Supplemental Information

	2015					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
$ Millions, Except as Indicated
CONSOLIDATED INCOME STATEMENT

Revenues and Other Income
Sales and other operating revenues	7,716	8,293	7,262	6,293	29,564	5,121	5,348			10,469
Equity in earnings (losses) of affiliates	205	258	223	(31)	655	(149)	80			(69)
Gain on dispositions	52	52	18	469	591	23	128			151
Other income	29	57	4	35	125	20	19			39
Total Revenues and Other Income	8,002	8,660	7,507	6,766	30,935	5,015	5,575			10,590

Costs and Expenses
Purchased commodities	3,237	3,230	3,269	2,690	12,426	2,225	2,002			4,227
Production and operating expenses	1,802	1,798	1,834	1,582	7,016	1,354	1,445			2,799
Selling, general and administrative expenses	159	218	293	283	953	186	167			353
Exploration expenses	482	549	1,061	2,100	4,192	505	610			1,115
Depreciation, depletion and amortization	2,131	2,329	2,271	2,382	9,113	2,247	2,329			4,576
Impairments	16	78	24	2,127	2,245	136	62			198
Taxes other than income taxes	224	225	206	246	901	180	197			377
Accretion on discounted liabilities	121	122	122	118	483	109	112			221
Interest and debt expense	202	210	240	268	920	281	312			593
Foreign currency transaction (gains) losses	(16)	(8)	(72)	21	(75)	16	(17)			(1)
Total Costs and Expenses	8,358	8,751	9,248	11,817	38,174	7,239	7,219			14,458
Loss before income taxes	(356)	(91)	(1,741)	(5,051)	(7,239)	(2,224)	(1,644)			(3,868)
Income tax provision (benefit)	(642)	73	(685)	(1,614)	(2,868)	(768)	(586)			(1,354)
Net Income (Loss)	286	(164)	(1,056)	(3,437)	(4,371)	(1,456)	(1,058)			(2,514)
Less: net income attributable to noncontrolling interests	(14)	(15)	(15)	(13)	(57)	(13)	(13)			(26)
Net Income (Loss) Attributable to ConocoPhillips	272	(179)	(1,071)	(3,450)	(4,428)	(1,469)	(1,071)			(2,540)

Net Income (Loss) Attributable to ConocoPhillips
Per Share of Common Stock (dollars)
Basic	0.22	(0.15)	(0.87)	(2.78)	(3.58)	(1.18)	(0.86)			(2.04)
Diluted	0.22	(0.15)	(0.87)	(2.78)	(3.58)	(1.18)	(0.86)			(2.04)

Average Common Shares Outstanding (in thousands)
Basic	1,240,791	1,241,026	1,242,125	1,243,699	1,241,919	1,244,557	1,244,892			1,244,724
Diluted	1,245,531	1,241,026	1,242,125	1,243,699	1,241,919	1,244,557	1,244,892			1,244,724

INCOME (LOSS) BEFORE INCOME TAXES

Alaska	225	305	53	(650)	(67)	(52)	98			46

Lower 48	(637)	(460)	(1,320)	(634)	(3,051)	(1,279)	(1,213)			(2,492)

Canada	(218)	(38)	(211)	(799)	(1,266)	(418)	(238)			(656)

Europe and North Africa	172	102	(30)	(689)	(445)	(146)	14			(132)

Asia Pacific and Middle East	572	521	310	(1,342)	61	89	157			246

Other International	(145)	(315)	(67)	(522)	(1,049)	(32)	(38)			(70)

Corporate and Other	(325)	(206)	(476)	(415)	(1,422)	(386)	(424)			(810)

Consolidated	(356)	(91)	(1,741)	(5,051)	(7,239)	(2,224)	(1,644)			(3,868)

EFFECTIVE INCOME TAX RATES

Alaska*	35.2%	36.3%	1.3%	40.3%	105.9%	96.4%	-50.1%			-217.5%

Lower 48	36.5%	36.3%	35.4%	39.7%	36.7%	35.8%	36.5%			36.1%

Canada	27.6%	-343.5%	31.4%	28.0%	17.6%	29.8%	26.3%			28.5%

Europe and North Africa	-269.7%	64.4%	83.7%	62.6%	192.1%	65.3%	-41.6%			76.7%

Asia Pacific and Middle East	28.6%	34.0%	11.8%	-6.7%	758.7%	90.8%	46.1%			62.3%

Other International	36.5%	53.2%	37.9%	40.3%	43.5%	24.3%	24.3%			24.3%

Corporate and Other	23.3%	36.1%	28.9%	78.2%	43.1%	29.1%	21.2%			24.9%

Consolidated	179.8%	-81.7%	39.3%	32.0%	39.6%	34.5%	35.6%			35.0%
*Alaska including taxes other than income taxes.	47.0%	49.9%	56.4%	23.1%	98.6%	61.2%	15.5%			14.2%

1 of 8

			2015					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
$ Millions
EARNINGS BY SEGMENT

Alaska	145	195	53	(389)	4	(2)	147			145

Lower 48	(405)	(293)	(852)	(382)	(1,932)	(820)	(771)			(1,591)

Canada	(158)	(166)	(145)	(575)	(1,044)	(294)	(175)			(469)

Europe and North Africa	636	36	(5)	(258)	409	(51)	20			(31)

Asia Pacific and Middle East	395	328	258	(1,444)	(463)	(5)	72			67

Other International	(92)	(147)	(42)	(312)	(593)	(24)	(29)			(53)

Corporate and Other	(249)	(132)	(338)	(90)	(809)	(273)	(335)			(608)

Consolidated	272	(179)	(1,071)	(3,450)	(4,428)	(1,469)	(1,071)			(2,540)

SPECIAL ITEMS

Alaska	(1)	-	(10)	(467)	(478)	-	93			93

Lower 48	(16)	-	(389)	236	(169)	(172)	(148)			(320)

Canada	(18)	(106)	(27)	(197)	(348)	-	-			-

Europe and North Africa	551	(34)	(7)	(275)	235	(60)	-			(60)

Asia Pacific and Middle East	(1)	-	(44)	(1,503)	(1,548)	-	-			-

Other International	-	(79)	(1)	(239)	(319)	-	-			-

Corporate and Other	(21)	(41)	(127)	112	(77)	(58)	(31)			(89)

Consolidated	494	(260)	(605)	(2,333)	(2,704)	(290)	(86)			(376)
Detailed reconciliation of these items is provided on page 3.

ADJUSTED EARNINGS

Alaska	146	195	63	78	482	(2)	54			52

Lower 48	(389)	(293)	(463)	(618)	(1,763)	(648)	(623)			(1,271)

Canada	(140)	(60)	(118)	(378)	(696)	(294)	(175)			(469)

Europe and North Africa	85	70	2	17	174	9	20			29

Asia Pacific and Middle East	396	328	302	59	1,085	(5)	72			67

Other International	(92)	(68)	(41)	(73)	(274)	(24)	(29)			(53)

Corporate and Other	(228)	(91)	(211)	(202)	(732)	(215)	(304)			(519)

Consolidated	(222)	81	(466)	(1,117)	(1,724)	(1,179)	(985)			(2,164)

ADJUSTED EFFECTIVE INCOME TAX RATES

Alaska	35.2%	36.3%	8.4%	-2.8%	28.7%	96.4%	-28.5%			594.4%

Lower 48	36.5%	36.4%	35.2%	38.8%	37.0%	36.0%	35.6%			35.8%

Canada	28.0%	22.9%	32.3%	27.7%	28.2%	29.8%	26.3%			28.5%

Europe and North Africa	55.6%	59.1%	124.4%	655.3%	50.4%	135.4%	-41.6%			329.3%

Asia Pacific and Middle East	28.6%	34.0%	24.3%	55.6%	31.8%	90.8%	46.1%			62.3%

Other International	36.5%	35.3%	37.5%	37.4%	36.6%	24.3%	24.3%			24.3%

Corporate and Other	21.9%	34.9%	27.9%	34.9%	29.3%	28.8%	20.0%			23.9%

Consolidated	17.8%	54.9%	41.3%	36.0%	34.2%	33.6%	31.0%			32.4%

2 of 8

			2015					2016
$ Millions	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
DETAILED SPECIAL ITEMS

Alaska
Restructuring	(2)	-	(15)	(2)	(19)	-	-			-
Impairments	-	-	-	(643)	(643)	-	-			-
Pending claims and settlements	-	-	-	(82)	(82)	-	-			-
Gain (loss) on asset sales	-	-	-	-	-	-	56			56
Subtotal before income taxes	(2)	-	(15)	(727)	(744)	-	56			56
Income tax provision (benefit)*	(1)	-	(5)	(260)	(266)	-	(37)			(37)
Total	(1)	-	(10)	(467)	(478)	-	93			93

Lower 48
Restructuring	(25)	1	(57)	(13)	(94)	-	-			-
Impairments	-	-	(240)	(194)	(434)	(266)	(246)			(512)
Rig termination	-	-	(383)	-	(383)	-	-			-
Depreciation volume adjustment	-	-	75	-	75	-	-			-
Gain (loss) on asset sales	-	-	-	584	584	-	-			-
Subtotal before income taxes	(25)	1	(605)	377	(252)	(266)	(246)			(512)
Income tax provision (benefit)*	(9)	1	(216)	141	(83)	(94)	(98)			(192)
Total	(16)	-	(389)	236	(169)	(172)	(148)			(320)

Canada
Gain (loss) on asset sales	-	39	-	(149)	(110)	-	-			-
Impairments	-	-	-	(125)	(125)	-	-			-
Restructuring	(24)	1	(37)	(2)	(62)	-	-			-
Subtotal before income taxes	(24)	40	(37)	(276)	(297)	-	-			-
Income tax provision (benefit)**	(6)	146	(10)	(79)	51	-	-			-
Total	(18)	(106)	(27)	(197)	(348)	-	-			-

Europe and North Africa
Restructuring	(19)	(4)	(21)	(3)	(47)	-	-			-
Impairments	-	(66)	-	(645)	(711)	(119)	-			(119)
Gain (loss) on asset sales	-	-	-	(38)	(38)	-	-			-
Subtotal before income taxes	(19)	(70)	(21)	(686)	(796)	(119)	-			(119)
Income tax provision (benefit)**	(570)	(36)	(14)	(411)	(1,031)	(59)	-			(59)
Total	551	(34)	(7)	(275)	235	(60)	-			(60)

Asia Pacific and Middle East
Restructuring	(1)	-	(4)	-	(5)	-	-			-
Impairments	-	-	(105)	(1,504)	(1,609)	-	-			-
Subtotal before income taxes	(1)	-	(109)	(1,504)	(1,614)	-	-			-
Income tax provision (benefit)	-	-	(65)	(1)	(66)	-	-			-
Total	(1)	-	(44)	(1,503)	(1,548)	-	-			-

Other International
Impairments	-	(209)	-	(463)	(672)	-	-			-
Restructuring	-	-	(2)	(1)	(3)	-	-			-
Gain (loss) on asset sales	-	-	-	58	58	-	-			-
Subtotal before income taxes	-	(209)	(2)	(406)	(617)	-	-			-
Income tax provision (benefit)***	-	(130)	(1)	(167)	(298)	-	-			-
Total	-	(79)	(1)	(239)	(319)	-	-			-

Corporate and Other
Restructuring	(33)	(15)	(105)	(56)	(209)	-	-			-
Pension settlement expense	-	(52)	(78)	(66)	(196)	(83)	(45)			(128)
Tax benefit on interest expense	-	-	-	30	30	-	-			-
Pending claims and settlements	-	-	-	(12)	(12)	-	-			-
Subtotal before income taxes	(33)	(67)	(183)	(104)	(387)	(83)	(45)			(128)
Income tax provision (benefit)**	(12)	(26)	(56)	(216)	(310)	(25)	(14)			(39)
Total	(21)	(41)	(127)	112	(77)	(58)	(31)			(89)

Total Company	494	(260)	(605)	(2,333)	(2,704)	(290)	(86)			(376)
*Includes deferred tax adjustment in 2Q 2016.
**Includes international tax law change for 1Q 2015 in Europe and North Africa and 2Q 2015 in Canada and Corporate.
***Includes tax impact from country exit in 2Q 2015.

3 of 8

			2015					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
$ Millions
CASH FLOW INFORMATION

Cash Flows from Operating Activities
Net income (loss)	286	(164)	(1,056)	(3,437)	(4,371)	(1,456)	(1,058)			(2,514)
Depreciation, depletion and amortization	2,131	2,329	2,271	2,382	9,113	2,247	2,329			4,576
Impairments	16	78	24	2,127	2,245	136	62			198
Dry hole costs and leasehold impairments	311	402	525	1,827	3,065	360	463			823
Accretion on discounted liabilities	121	122	122	118	483	109	112			221
Deferred taxes	(637)	35	(682)	(1,488)	(2,772)	(827)	(630)			(1,457)
Distributions received greater than equity losses
(undistributed equity earnings)	80	(121)	(38)	180	101	252	(30)			222
Gain on dispositions	(52)	(52)	(18)	(469)	(591)	(23)	(128)			(151)
Other	(133)	(321)	195	580	321	(126)	109			(17)
Net working capital changes	(55)	(334)	591	(224)	(22)	(251)	30			(221)
Net Cash Provided by Operating Activities	2,068	1,974	1,934	1,596	7,572	421	1,259			1,680

Cash Flows from Investing Activities
Capital expenditures and investments	(3,332)	(2,407)	(2,174)	(2,137)	(10,050)	(1,821)	(1,133)			(2,954)
Working capital changes associated with investing activities	(198)	(480)	(164)	(126)	(968)	(134)	(229)			(363)
Proceeds from asset dispositions	173	121	29	1,629	1,952	135	228			363
Purchases of short-term investments	-	-	-	-	-	(302)	(990)			(1,292)
Long-term collections from related parties
and other investments	43	300	60	8	411	57	2			59
Net Cash Used in Investing Activities	(3,314)	(2,466)	(2,249)	(626)	(8,655)	(2,065)	(2,122)			(4,187)

Cash Flows from Financing Activities
Net issuance (repayment) of debt	(57)	2,493	(30)	(11)	2,395	4,530	(763)			3,767
Issuance of company common stock	(34)	(12)	(23)	(13)	(82)	(42)	(3)			(45)
Dividends paid	(910)	(909)	(922)	(923)	(3,664)	(313)	(313)			(626)
Other	(18)	(17)	(15)	(28)	(78)	(38)	(41)			(79)
Net Cash Provided by (Used in) Financing Activities	(1,019)	1,555	(990)	(975)	(1,429)	4,137	(1,120)			3,017

Effect of Exchange Rate Changes	(133)	86	(95)	(40)	(182)	5	(20)			(15)

Net Change in Cash and Cash Equivalents	(2,398)	1,149	(1,400)	(45)	(2,694)	2,498	(2,003)			495
Cash and cash equivalents at beginning of period	5,062	2,664	3,813	2,413	5,062	2,368	4,866			2,368
Cash and Cash Equivalents at End of Period	2,664	3,813	2,413	2,368	2,368	4,866	2,863			2,863

CAPITAL EXPENDITURES AND INVESTMENTS

Alaska	402	379	304	267	1,352	320	183			503

Lower 48	1,372	882	756	755	3,765	580	237			817

Canada	455	272	160	368	1,255	254	214			468

Europe and North Africa	500	367	364	342	1,573	303	271			574

Asia Pacific and Middle East	488	432	551	341	1,812	306	179			485

Other International	83	43	12	35	173	41	37			78

Corporate and Other	32	32	27	29	120	17	12			29
Total capital expenditures and investments	3,332	2,407	2,174	2,137	10,050	1,821	1,133			2,954

4 of 8

			2015					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
TOTAL SEGMENTS

Production
Total (MBOED)	1,610	1,595	1,554	1,599	1,589	1,578	1,546			1,562

Crude Oil (MBD)
Consolidated operations	603	589	558	598	587	605	577			591
Equity affiliates	19	19	19	16	18	12	15			14
Total	622	608	577	614	605	617	592			605
Over (under) lifting of crude oil (MBD)	17	17	32	(13)	13	37	(8)			14

NGL (MBD)
Consolidated operations	148	152	148	146	149	139	137			138
Equity affiliates	7	8	8	7	7	7	8			7
Total	155	160	156	153	156	146	145			145

Bitumen (MBD)
Consolidated operations	12	12	12	18	13	27	19			23
Equity affiliates	144	126	145	137	138	139	141			140
Total	156	138	157	155	151	166	160			163

Natural Gas (MMCFD)
Consolidated operations	3,498	3,514	3,316	3,362	3,422	3,096	2,991			3,043
Equity affiliates	561	622	668	700	638	799	902			851
Total	4,059	4,136	3,984	4,062	4,060	3,895	3,893			3,894

Industry Prices
Crude Oil ($/BBL)
WTI	48.56	57.84	46.37	42.10	48.72	33.27	45.48			39.38
WCS	33.86	46.25	33.10	27.61	35.21	19.03	32.18			25.61
Brent dated	53.97	61.92	50.26	43.67	52.46	33.89	45.57			39.73
JCC ($/BBL)	89.63	55.45	59.63	57.50	65.55	45.97	33.09			39.53
Natural Gas ($/MMBTU)
Henry Hub first of month	2.99	2.65	2.77	2.27	2.67	2.09	1.95			2.02

Average Realized Prices
Crude Oil ($/BBL)
Consolidated operations	48.02	57.94	46.37	40.29	48.21	31.43	42.63			36.70
Equity affiliates	49.14	59.93	47.55	42.23	49.92	33.50	46.35			40.40
Total	48.05	58.00	46.41	40.35	48.26	31.47	42.72			36.78

NGL ($/BBL)
Consolidated operations	18.54	18.63	14.67	15.50	16.83	11.47	15.76			13.64
Equity affiliates	38.80	38.24	31.26	34.92	35.79	27.45	29.18			28.38
Total	19.60	19.62	15.54	16.42	17.79	12.30	16.55			14.45

Bitumen ($/BBL)
Consolidated operations	19.33	34.60	16.54	12.91	20.13	2.54	13.76			7.34
Equity affiliates	16.60	32.66	17.16	9.71	18.58	1.59	18.74			9.84
Total	16.82	32.84	17.12	10.07	18.72	1.74	18.11			9.49

Natural Gas ($/MCF)
Consolidated operations	4.28	3.80	3.78	3.32	3.80	2.85	2.54			2.70
Equity affiliates	7.48	4.42	4.37	3.57	4.83	3.56	2.32			2.90
Total	4.72	3.90	3.87	3.36	3.96	2.99	2.49			2.74

Exploration Expenses ($ Millions)
Dry holes	271	157	148	565	1,141	180	249			429
Leasehold impairment	40	245	377	1,262	1,924	180	214			394
Total noncash expenses	311	402	525	1,827	3,065	360	463			823
Other (G&A, G&G and lease rentals)*	171	147	536	273	1,127	145	147			292
Total exploration expenses	482	549	1,061	2,100	4,192	505	610			1,115
*3Q 2015 includes Gulf of Mexico deepwater drillship termination expense.

U.S. exploration expenses	220	153	772	1,119	2,264	443	559			1,002
International exploration expenses	262	396	289	981	1,928	62	51			113

DD&A ($ Millions)
Alaska	140	158	183	199	680	207	235			442
Lower 48	952	1,073	1,062	1,142	4,229	1,048	1,148			2,196
Canada	199	217	200	168	784	191	203			394
Europe and North Africa	417	481	485	458	1,841	378	320			698
Asia Pacific and Middle East	399	374	313	387	1,473	399	399			798
Corporate and Other	24	26	28	28	106	24	24			48
Total DD&A	2,131	2,329	2,271	2,382	9,113	2,247	2,329			4,576

5 of 8

			2015					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
PRODUCTION

Crude Oil (MBD)
Alaska	163	154	144	169	158	170	163			167
Lower 48	198	209	213	203	206	202	206			204
Canada	14	13	12	9	12	8	8			8
Norway	88	91	90	93	90	95	78			86
United Kingdom	32	29	26	33	30	30	27			28
Libya	-	-	-	-	-	-	-			-
Europe and North Africa	120	120	116	126	120	125	105			114
Australia/Timor-Leste	9	10	9	8	9	7	8			8
China	53	46	41	40	45	45	42			43
Indonesia	9	8	5	10	8	10	8			9
Malaysia	37	29	18	33	29	38	37			38
Equity affiliates	15	15	15	13	14	12	15			14
AP/ME	123	108	88	104	105	112	110			112
Equity affiliates	4	4	4	3	4	-	-			-
Other International	4	4	4	3	4	-	-			-
Total	622	608	577	614	605	617	592			605

NGL (MBD)
Alaska	14	13	10	14	13	14	11			12
Lower 48	93	97	95	93	94	86	90			88
Canada	25	26	27	25	26	25	22			24
Norway	3	2	3	3	3	3	2			2
United Kingdom	4	4	4	4	4	4	4			4
Europe and North Africa	7	6	7	7	7	7	6			6
Australia/Timor-Leste	6	7	6	5	6	4	5			5
Indonesia	3	3	3	2	3	3	3			3
Equity affiliates	7	8	8	7	7	7	8			7
AP/ME	16	18	17	14	16	14	16			15
Total	155	160	156	153	156	146	145			145

Bitumen (MBD)
Consolidated operations	12	12	12	18	13	27	19			23
Equity affiliates	144	126	145	137	138	139	141			140
Total	156	138	157	155	151	166	160			163

Natural Gas (MMCFD)
Alaska	52	41	34	41	42	38	27			33
Lower 48	1,505	1,501	1,457	1,426	1,472	1,216	1,244			1,230
Canada	736	768	712	643	715	566	532			549
Norway	163	143	142	165	153	174	133			153
United Kingdom	331	339	273	348	322	332	324			328
Libya	-	1	-	1	1	1	1			1
Europe and North Africa	494	483	415	514	476	507	458			482
Australia/Timor-Leste	276	294	282	297	288	309	312			310
China	3	3	1	1	2	1	1			1
Indonesia	430	417	408	431	421	445	382			414
Malaysia	2	7	7	9	6	14	35			24
Equity affiliates	561	622	668	700	638	799	902			851
AP/ME	1,272	1,343	1,366	1,438	1,355	1,568	1,632			1,600
Total	4,059	4,136	3,984	4,062	4,060	3,895	3,893			3,894

Total (MBOED)
Alaska	186	174	160	190	178	191	179			185
Lower 48	542	556	551	534	545	491	503			497
Consolidated operations	174	180	170	159	170	154	138			146
Equity affiliates	144	126	145	137	138	139	141			140
Canada	318	306	315	296	308	293	279			286
Norway	118	117	117	123	119	127	102			114
United Kingdom	91	89	75	95	88	89	85			87
Libya	-	-	-	-	-	-	-			-
Europe and North Africa	209	206	192	218	207	216	187			201
Australia/Timor-Leste	61	66	62	63	63	63	65			64
China	54	46	41	40	45	45	42			43
Indonesia	84	80	76	84	81	87	75			81
Malaysia	37	30	19	35	30	40	43			42
Equity affiliates	115	127	134	136	128	152	173			163
AP/ME	351	349	332	358	347	387	398			393
Equity affiliates	4	4	4	3	4	-	-			-
Other International	4	4	4	3	4	-	-			-
Total	1,610	1,595	1,554	1,599	1,589	1,578	1,546			1,562

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			2015					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
AVERAGE REALIZED PRICES

Crude Oil ($/BBL)
Consolidated operations
Alaska	50.74	61.51	50.48	43.73	51.61	32.54	44.39			37.85
Lower 48	40.77	52.01	41.56	35.89	42.62	27.04	39.50			33.33
Canada	37.12	46.58	38.44	34.58	39.52	26.11	37.70			31.74
Norway	55.72	62.39	50.56	43.28	53.29	35.15	45.90			40.17
United Kingdom	52.24	62.15	46.85	45.86	51.19	36.19	45.06			38.57
Libya	-	-	-	60.79	60.79	-	-			-
Europe and North Africa	54.30	62.35	49.86	44.01	52.75	35.47	45.77			39.78
Australia/Timor-Leste	50.58	60.38	50.45	42.11	51.41	36.86	47.21			41.05
China	48.99	57.26	43.31	36.27	46.54	27.29	38.26			33.30
Indonesia	43.64	61.28	36.15	38.77	45.40	32.70	44.82			38.19
Malaysia	56.33	65.51	52.84	44.95	55.23	37.87	49.15			43.33
AP/ME	51.20	60.55	46.81	39.57	49.70	33.11	43.55			38.35
Total consolidated operations	48.02	57.94	46.37	40.29	48.21	31.43	42.63			36.70
Equity affiliates	49.14	59.93	47.55	42.23	49.92	33.50	46.35			40.40
Total	48.05	58.00	46.41	40.35	48.26	31.47	42.72			36.78

NGL ($/BBL)
Consolidated operations
Lower 48	15.55	15.29	12.55	12.67	14.01	9.45	14.59			12.07
Canada	18.28	19.23	14.50	16.14	17.02	11.69	13.70			12.65
Norway	30.43	28.66	21.25	25.05	26.56	17.32	19.20			18.11
United Kingdom	29.69	30.90	26.72	26.75	28.29	19.65	22.96			21.69
Europe and North Africa	29.90	29.54	24.74	26.08	27.56	18.78	22.16			20.67
Australia/Timor-Leste	41.63	40.95	32.53	36.19	38.38	28.94	29.81			29.37
Indonesia	39.31	38.95	31.89	37.09	36.62	25.46	29.43			27.38
AP/ME	40.90	40.35	32.26	36.50	37.78	27.62	29.67			28.64
Total consolidated operations	18.54	18.63	14.67	15.50	16.83	11.47	15.76			13.64
Equity affiliates	38.80	38.24	31.26	34.92	35.79	27.45	29.18			28.38
Total	19.60	19.62	15.54	16.42	17.79	12.30	16.55			14.45

Bitumen ($/BBL)
Consolidated operations	19.33	34.60	16.54	12.91	20.13	2.54	13.76			7.34
Equity affiliates	16.60	32.66	17.16	9.71	18.58	1.59	18.74			9.84
Total	16.82	32.84	17.12	10.07	18.72	1.74	18.11			9.49

Natural Gas ($/MCF)
Consolidated operations
Alaska	4.29	4.50	4.26	4.25	4.33	4.84	4.82			4.83
Lower 48	2.60	2.38	2.65	2.09	2.43	1.80	1.70			1.75
Canada	2.21	1.88	1.94	1.58	1.91	1.20	0.95			1.08
Norway	7.67	6.84	6.79	5.18	6.59	4.03	3.22			3.68
United Kingdom	8.65	7.40	7.28	6.37	7.41	5.55	4.74			5.15
Libya	-	-	-	-	-	-	-			-
Europe and North Africa	8.33	7.23	7.11	5.99	7.14	5.03	4.30			4.68
Australia/Timor-Leste*	1.05	0.85	0.63	0.70	0.81	0.59	0.56			0.57
China	2.49	2.51	2.50	2.45	2.50	2.38	2.38			2.38
Indonesia	6.50	7.55	6.26	5.40	6.42	4.47	5.18			4.80
Malaysia	1.21	1.49	1.71	1.11	1.39	1.54	2.38			2.15
AP/ME	7.23	6.48	5.97	5.30	6.23	4.24	3.96			4.10
Total consolidated operations	4.28	3.80	3.78	3.32	3.80	2.85	2.54			2.70
Equity affiliates	7.48	4.42	4.37	3.57	4.83	3.56	2.32			2.90
Total	4.72	3.90	3.87	3.36	3.96	2.99	2.49			2.74
*Excludes transfers to Darwin LNG plant.

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			2015					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
CORPORATE AND OTHER

Corporate and Other Earnings (Loss) ($ Millions)	(249)	(132)	(338)	(90)	(809)	(273)	(335)			(608)

Detail of Earnings (Loss) ($ Millions)
Net interest expense*	(155)	(161)	(176)	(26)	(518)	(222)	(234)			(456)
Corporate G&A expenses	(21)	(71)	(71)	(83)	(246)	(85)	(72)			(157)
Technology**	(16)	88	3	47	122	21	1			22
Other	(57)	12	(94)	(28)	(167)	13	(30)			(17)
Total	(249)	(132)	(338)	(90)	(809)	(273)	(335)			(608)
*4Q 2015 includes a $209 million tax benefit on interest expense, from prior years, as shown on page 3.
**Includes investment in new technologies or businesses outside of our normal scope of operations and licensing revenues.

Before-Tax Net Interest Expense ($ Millions)
Interest expense	(296)	(307)	(305)	(306)	(1,214)	(321)	(355)			(676)
Capitalized interest	94	97	65	38	294	40	43			83
Interest revenue	12	13	6	5	36	8	14			22
Total	(190)	(197)	(234)	(263)	(884)	(273)	(298)			(571)

Debt
Total debt ($ Millions)	22,511	24,925	24,891	24,880	24,880	29,455	28,677			28,677
Debt-to-capital ratio (%)	31%	34%	36%	38%	38%	43%	43%			43%

Equity ($ Millions)	49,008	48,969	44,555	40,082	40,082	39,407	37,831			37,831

REFERENCE

Commonly Used Abbreviations
Earnings	Net Income (Loss) Attributable to ConocoPhillips
DD&A	Depreciation, Depletion and Amortization
G&G	Geological and Geophysical
G&A	General and Administrative
JCC	Japan Crude Cocktail
LNG	Liquefied Natural Gas
NGL	Natural Gas Liquids
WCS	Western Canada Select
WTI	West Texas Intermediate

Units of Measure
BBL	Barrels
MMBBL	Millions of Barrels
MBD	Thousands of Barrels per Day
MBOED	Thousands of Barrels of Oil Equivalent per Day
MCF	Thousands of Cubic Feet
MMBTU	Millions of British Thermal Units
MMCFD	Millions of Cubic Feet per Day
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